Securities Act File No. 333-61831
                                               Securities Act File No. 333-68239

                            PILGRIM PRIME RATE TRUST

                       Supplement dated September 29, 2000
                     to the Prime Rate Trust Prospectus and
             Statement of Additional Information dated June 30, 2000


     The section of both the Prospectus and Statement of Additional Information captioned "Net Asset Value" is replaced with the following:

NET ASSET VALUE

     The NAV per share of the Trust is determined once daily at 4:00 p.m. on each day the NYSE is open. NAV per share is determined by dividing the value of the Trust's portfolio securities plus all cash and other assets (including dividends accrued but not collected) less all liabilities (including accrued expenses but excluding capital and surplus) by the number of shares outstanding. In accordance with generally accepted accounting principles for investment companies, dividend income is accrued on the ex-dividend date. The NAV per share is made available for publication.

     The Senior Loans in which the Trust invests are not listed on any securities exchange or board of trade. Some Senior Loans are traded by institutional investors in an over-the-counter secondary market that has developed in the past several years. This secondary market generally has fewer trades and less liquidity than the secondary markets for other types of securities. Some Senior Loans have few or no trades. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated trades. Because there is less reliable, objective data available, elements of judgment may play a greater role in the valuation of Senior Loans than in the valuation of other types of securities. For further information, see the discussion "Limited Secondary Market for Senior Loans."

     Senior Loans are normally valued on the basis of one or more quotations obtained from a pricing service or other sources believed to be reliable. Senior Loans for which reliable quotations are not available, which may include those deemed unreliable under criteria established by the Trust's Board of Trustees, may be valued with reference to another Senior Loan or a group of Senior Loans for which quotations are more readily available and whose characteristics are comparable to the Senior Loan being valued. Under this approach, the comparable Senior Loan or Loans serve as a "proxy" for changes in value. The Trust has engaged an independent pricing service to provide quotations from dealers in Senior Loans and to calculate values under the "proxy" procedure described above. Senior Loans are valued at the mean between bid and asked quotations.

     The Investment Manager may believe that the price for a Senior Loan derived from market quotations or the "proxy" procedure described above is not reliable or accurate. Among other reasons, this may be the result of information about a particular Senior Loan or borrower known to the Investment Manager that the Investment Manager believes may not be known to the pricing service. In this event, the Senior Loan is valued at fair value as determined in good faith under procedures established by the Trust's Board of Trustees. Fair value is determined by Pilgrim Investments and ratified and monitored by the Trust's
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Board of Trustees through its Valuation Committee. In determining the fair value of a Senior Loan, consideration is given to several factors, which may include, among others, the following: (i) the characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, period until the next interest rate reset, maturity and base lending rate of the Senior Loan, the terms and conditions of the Senior Loan and any related agreements, and the position of the Senior Loan in the borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Trust's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower and the cash flow coverage of outstanding principal and interest, based on an evaluation of its financial condition, financial statements and information about the borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Senior Loan, including price quotations for and trading in the Senior Loan and interests in similar Senior Loans and the market environment and investor attitudes towards the Senior Loan and interests in similar Senior Loans; (v) the reputation and financial condition of the agent of the Senior Loan and any intermediate participants in the Senior Loans; (vi) the borrower's management; and (vii) the general economic and market conditions affecting the fair value of the Senior Loan.

     Securities for which the primary market is a national securities exchange or the NASDAQ National Market System are stated at the last reported sale price on the day of valuation. Debt and equity securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked price.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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